SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 1, 2006

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                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

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      Virginia                   000-26591                    54-1909697
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(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)


519 Kimball Ave., N.E.        Roanoke, Virginia                  24016
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: 540-777-4427


(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|__| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

|__| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|__| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|__| Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  As of March 1, 2006, RGC Resources, Inc. (the "Company") entered into a Change In Control Agreement with each of Mr. John B. Williamson, III and Mr. John S. D'Orazio that provides certain benefits to each in the event of a "Change in Control." For purposes of each agreement, a "Change in Control" occurs when (i) any person or entity becomes the beneficial owner of at least 50% of the combined voting power of the Company's voting securities; (ii) any person or entity becomes the beneficial owner of at least 50% of the voting securities of the surviving entity following a merger, recapitalization, reorganization, consolidation or sale of assets by the Company; or (iii) the Company is liquidated or sells substantially all of its assets. In the event that Mr. Williamson's employment with the Company is terminated within 36 months of the date of a Change in Control, unless the termination is (a) because of his death or disability, (b) for Cause (as defined in the agreement) or (c) by him other than for Good Reason (as defined in the agreement), then he will receive a severance payment equal to 2 times his average annual compensation over the prior five tax years. This severance payment will be reduced to the extent necessary to avoid certain federal excise taxes. Also, in such event, the Company will continue his life insurance, medical, health and accident and disability plans, programs or arrangements until the earlier of 24 months after the date of the Change in Control, his death, or his full-time employment. The agreement with Mr. D'Orazio is consistent with Mr. Williamson's with the exception that Mr. D'Orazio's agreement specifies a termination period within 24 months from the date of a Change in Control and provides a severance payment equal to 1.5 times his average annual compensation over the prior five tax years. The agreement does not require Mr. Williamson or Mr. D'Orazio to seek employment to mitigate any payments or benefits provided thereunder. Mr. Williamson is Chairman, President and CEO of the Company. Mr. D'Orazio is Vice-President and COO of Roanoke Gas Company (a wholly owned subsidiary of the Company.) These two Change In Control Agreements are essentially the same as and replace the respective Change In Control Agreements executed by Mr. Williamson and Mr.
                  D'Orazio as of March 1, 2001.



ITEM 9.01.        FINANCIAL STATEMENT AND EXHIBITS.

                  10.1 Change In Control Agreement between RGC Resources, Inc. and John B. Williamson, III dated as of
                           March 1, 2006.

                  10.2 Change in Control Agreement between RGC Resources, Inc. and John S. D'Orazio dated as of March 1, 2006.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RGC RESOURCES, INC.



Date: March 2, 2006                By: s/Howard T. Lyon

                                       Howard T. Lyon
                                       Vice-President, Treasurer and Controller
                                      (Principal Financial Officer)